MET INVESTORS SERIES TRUST

SUPPLEMENT DATED NOVEMBER 1, 2013

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2013

ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION PORTFOLIO

Effective immediately, in the section entitled “Appendix C – Portfolio Managers,” the information pertaining to AllianceBernstein Global Dynamic Allocation Portfolio (the “Portfolio”) is amended to i) delete all references to Seth Masters and ii) reflect that Vadim Zlotnikov is one of the portfolio managers of the Portfolio. As of September 30, 2013 Messrs. Zlotnikov and Loewy beneficially owned no equity securities of any Portfolio for which they served as portfolio manager.

AllianceBernstein Global Dynamic Allocation Portfolio

Other Accounts Managed as of September 30, 2013:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Vadim Zlotnikov	Registered investment companies	76	$42,087,000,000	0	N/A
	Other pooled investment vehicles	348	$28,190,000,000	2	184
	Other accounts	117	$37,632,000,000	0	N/A
Daniel Loewy	Registered investment companies	69	$34,389,000,000	0	N/A
	Other pooled investment vehicles	229	$21,920,000,000	0	N/A
	Other accounts	105	$35,884,000,000	0	N/A